UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported) September 24, 2012


                                  WINECOM, INC.
             (Exact name of registrant as specified in its charter)

          Nevada                        000-54221                26-2944840
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

   1222 SE 47th Street, Cape Coral, FL                             33904
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (239) 829-4372

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT .........................   3

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS ...............   3

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES ..........................   3

Description of Business ....................................................   4

Description of Property ....................................................  13

Financial Information ......................................................  13

Security Ownership of Certain Beneficial Owners and Management .............  17

Directors and Executive Officers ...........................................  19

Executive Compensation .....................................................  22

Certain Relationships and Related Transactions, and Director
Independence ...............................................................  22

Legal Proceedings ..........................................................  22

Market Price of and Dividends on the Registrant's Common Equity and
Related Stockholder Matters ................................................  23

Recent Sales of Unregistered Securities ....................................  23

Description of Registrant's Securities to be Registered ....................  23

Changes in and Disagreements with Accountants on Accounting and
Financial Disclosure .......................................................  24

Indemnification of Directors and Officers ..................................  24

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT ....................  26

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT .................................  26

ITEM 5.03 AMENDMENTS TO CERTIFICATE ARTICLES OF INCORPORATION
          OR BYLAWS; CHANGE IN FISCAL YEAR .................................  27

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS ...................................  27

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS ................................  27

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ITEM 1.01 ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Interpretation: As used in this Current Report on Form 8-K, unless otherwise stated, all references to the "Winecom," "Company," "we," "our" and "us" refer to Winecom, Inc. On August 15, 2012, our Board of Directors and the holders of a majority of our outstanding shares approved, among other amendments, a split of our current issued and outstanding common shares on the basis of 20 new common shares for 1 old common share. We filed a Preliminary and a Definitive Information statement in respect of the amendment on August 17 and August 28, 2012, respectively, in accordance with Rule 14c and the provisions of Chapter 78 of the Nevada Revised Statutes. Although, as at the date of this prospectus, the amendments remains subject to approval by the Nevada Secretary of State and FINRA, all descriptions of our common stock contained in this report contemplate completion of the 20 new common shares for 1 old common share split of our common stock.

On September 26, 2012, we entered into and closed a Share Exchange Agreement (the "Exchange Agreement") dated September 26, 2012 among Winecom, Green Hygienics, Inc. ("Green Hygienics"), a Florida corporation, and Bruce Harmon, the sole shareholder of Green Hygienics. Pursuant to the Exchange Agreement we received 100% of the issued and outstanding securities of Green Hygienics in exchange for the issuance to Mr. Harmon of 49,500,000 shares of our common stock and the concurrent cancellation of 79,500,000 shares of our common stock held by Mordechai David and Shamir Benita, our former directors and officers. The unregistered common shares issued to Mr. Harmon were issued in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 1933. Upon closing of the Exchange Agreement, we had 70,000,000 common shares issued and outstanding. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating us to issue any additional shares of our common stock.

As a result of the transaction, Green Hygienics became our wholly-owned subsidiary and we have adopted the business of Green Hygienics. Green Hygienics is a Florida corporation formed on August 1, 2012. Green Hygienics is in the business of importing and distributing bamboo-based hygienic products in North America through a licensing agreement with American Hygienics Corporation ("AHC"), a privately-owned corporation in the People's Republic of China. Green Hygienics entered into a contract on August 1, 2012 to license AHC's proprietary bamboo-based products which the Company will market to retail establishments worldwide with an emphasis in the United States and Canada.

Because we have adopted the business of Green Hygienics, all references in this report to "Winecom," the "Company,, "we,, "us," "our" and similar terms refer collectively to Winecom and Green Hygienics. Additionally, the consolidated financial statements in this report include the accounts of Winecom and Green Hygienics, for which we are the primary beneficiary. All inter-company accounts and transactions have been eliminated in consolidation.

FORM 10 INFORMATION DISCLOSURE

As disclosed in this report, on September 26, 2012, we acquired Green Hygienics, a Florida corporation, in the business of importing and distributing bamboo-based hygienic products. Item 2.01(f) of Form 8-K states that if the registrant was a shell company, as we were immediately before the acquisition of assets under Item 2.01, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10.

Accordingly, we are providing below the information that would be included in a Form 10 if we were to file a Form 10. Please note that the information provided below relates to the combined enterprises after the acquisition of Green Hygienics except that information relating to periods prior to the date of the acquisition of Green Hygienics only relate to Winecom, Inc., unless otherwise specifically indicated.

ACCOUNTING TREATMENT

The Share Exchange among our Company, Green Hygienics, and Bruce Harmon, the sole shareholder of Green Hygienics, is being accounted for as a "reverse merger," since the Mr. Harmon owns a majority of the outstanding shares of the our common stock immediately following the closing of the Exchange Agreement. Green Hygienics is deemed to be the acquirer in the reverse merger.
 Consequently, the assets and liabilities and the historical operations that will be reflected in the financial statements prior to the Share Exchange will be those of Green Hygienics and will be recorded at the historical cost basis of Green Hygienics, and the financial statements after completion of the Exchange Agreement will include the assets and liabilities of Winecom and Green Hygienics, historical operations of Green Hygienics, and operations of our company from the closing date of the Share Exchange.

DESCRIPTION OF BUSINESS

FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements. To the extent that any statements made in this report contain information that is not historical, these statements are essentially forward-looking. Forward-looking statements can be identified by the use of words such as "expects," "plans," "may," "anticipates," "believes," "should," "intends," "estimates," and other words of similar meaning. These statements are subject to risks and uncertainties that cannot be predicted or quantified and, consequently, actual results may differ materially from those expressed or implied by such forward-looking statements. Such risks and uncertainties include, without limitation, marketability of our products; legal and regulatory risks associated with the share exchange our ability to raise additional capital to finance our activities; the effectiveness, profitability and; the future trading of our common stock; our ability to operate as a public company; our ability to protect our proprietary information; general economic and business conditions; the volatility of our operating results and financial condition; our ability to attract or retain qualified senior management personnel and research and development staff; and other risks detailed from time to time in our filings with the Securities and Exchange Commission (the "SEC"), or otherwise.

Information regarding market and industry statistics contained in this report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not undertake any obligation to publicly update any forward-looking statements. As a result, investors should not place undue reliance on these forward-looking statements.

OVERVIEW

We were incorporated in the State of Nevada on July 1, 2008. We are a development stage company and have not generated any revenues to date. From our inception on July 1, 2008 to October 2008, we focused primarily on organizational matters. Due to the continuing financial crisis in 2008, we suspended our operations in October 2008, resuming them in September 2009. From September 2009 through August 2012, we were engaged in the development and operation of our website, www.winecom.ning.com, a social networking website that caters to wine lovers. Though www.winecom.ning.com is currently accessible by the public, we have not completed its development or publicly launched the website. To date, we have not secured sufficient financing to complete or publicly launch our website. As described in item 5.01, and elsewhere in this report, we have experienced a change of control resulting from our acquisition of Green Hygienics pursuant to a Share Exchange Agreement dated September 26, 2012. Green Hygienics is a Florida corporation seeking to import, sell and distribute bamboo-based hygienic products. Consequently, we will no longer pursue our business plan related to www.winecom.ning.com and will pursue the business of Green Hygienics.

We maintain our executive offices at 1222 SE 47th Street, Cape Coral, Florida 33904. Our telephone number is (239) 829-4372.

GREEN HYGIENICS, INC.

Green Hygienics is a Florida corporation in the importation, sale, and distribution of hygienic and household products made of bamboo-based paper. On August 1, 2012, Green Hygienics entered into a Licensing Agreement with AHC, a corporation domiciled in the People's Republic of China, pursuant to we acquired the exclusive right for a period of 5 years to import and distribute AHC's proprietary bamboo pulp-based hygiene products. AHC is the world's largest manufacturer of bamboo-based wet wipes, is internationally certified (ISO 9001:2008, BRC-CP, EPA, Nordic swan, cGMP and GMP) and a member of the world Private Label Manufacturers Association. Exporting to over 45 countries, AHC supplies a number of Multi-National brands and retailers on all continents including customers such as 3M, Carrefour, Tesco, Walmart, and Goodyear. The Licensing Agreement contemplates the distribution of generic, private label, and Green Hygienics branded products, described below. Subject to the below described sales targets being met, the exclusive distribution license will be renewable for an additional period of 5 years.

BAMBOO PULP-BASED HYGIENE AND HOUSEHOLD PRODUCTS

The exclusive distribution rights granted to us pursuant to the Licensing Agreement are for the following bamboo pulp based products:

     *    Biodegradable diapers of 100% bamboo pulp;
     *    Chlorine Free bamboo pulp based plates and cups;
     *    Produce platters and absorbents made from bamboo pulp;
     *    Nursing Pads made from bamboo pulp;
     *    Dryer sheet pads made from bamboo viscous fiber;
     *    Under arm absorbing pads made from bamboo pulp;
     *    Various stationary made from 100% tree free bamboo pulp;
     *    Female Sanitary Pads made from bamboo pulp; and
     *    Panty Liners made from bamboo pulp.

Our  agreement  with  AHC  also  gives  us  the  non-exclusive   North  American
distribution rights (for retail and institutional distribution only) for AHC products, such as toilet paper and facial tissues.

SALES TARGETS

In order to renew our Licensing Agreement with AHC for an additional 5 year term, we must achieve the following sales targets during the initial 5 year term:

     * $150,000 in sales of absorbent pad based products, including diapers, panty liners and sanitary pads during the first year followed by a 25% increase during each subsequent year;
     * $100,000 in sales of plates and cups, produce platters, dryer sheets, and stationary during the first year followed by a 25% increase during each subsequent year; and
     * $150,000 in sales of miscellaneous branded products, followed by a 25% increase during each subsequent year. Branded products include products marketed under the Green Hygienics brand and related marks, including "Premium Formulation," Clearly Herbal and Green & Soft. .

COMPETITION

We are a company engaged in the sale and distribution of hygienic and household bamboo-based paper products. Currently, our target market is limited to North America, including Canada, the United States, and Mexico. We intend to compete with other manufacturers and distributors of hygienic and household paper products, including products made of traditional wood-pulp based paper, bamboo-pulp based paper, or other recycled or novel paper materials. We will also compete with traditional manufactures of non-paper based diapers, female sanitary pads, disposable plates and cups, and produce platters.

Many of the companies with whom we intend to compete have greater financial resources, production capabilities, and distribution networks than we do. These competitors may be able to benefit from greater economies of scale than our Company. In addition, they may be able to afford more expertise in design and manufacturing of their products. This competition could result in competitors having products of greater quality and interest to prospective customers and investors. This competition could adversely impact on our ability to finance further development and to achieve the financing necessary for us to develop our business.

INTELLECTUAL PROPERTY

We   assert   common   law   copyright   in  the   contents   of  our   website,
greenhygienics.com and common law trademark rights in our business name and related product labels, including "Clearly Herbal" and "Green & Soft". We have not registered for the protection of any copyright, trademark, patent or design, although we may do so in the future as we deem necessary to protect our business. We have registered for protection of our domain name, www.greenhygienics.com. Through our Licensing Agreement dated August 1, 2012 with AHC, we hold the exclusive North American distribution rights to certain proprietary technology of American Hygienics for the manufacture of bamboo pulp-based paper products, described elsewhere in this report. Our exclusive rights are enforceable for a minimum term of 5 years from August 1, 2012, and are subject to an additional 5 year renewal provided we meet certain sales quotas during the initial terms. The terms of our agreement with Green Hygienics are discussed in the section of this report entitled "Description of Business."

RESEARCH AND DEVELOPMENT

We did not incur any research and development expenses since our inception on August 1, 2012 (inception). We do anticipate that we will spend any significant resources on research and development during the next 12 months.

REPORTS TO SECURITY HOLDERS

We intend to furnish our shareholders annual reports containing financial statements audited by our independent registered public accounting firm and to make available quarterly reports containing unaudited financial statements for each of the first three quarters of each year. We file Quarterly Reports on Form 10-Q, Annual Reports on Form 10-K and Current Reports on Form 8-K with the Securities and Exchange Commission in order to meet our timely and continuous disclosure requirements. We may also file additional documents with the Commission if they become necessary in the course of our company's operations.

The public may read and copy any materials that we file with the SEC at the SEC's Public Reference Room at 100 F Street, NE, Washington, D.C. 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The address of that site is www.sec.gov.

GOVERNMENT REGULATIONS

As distributors and importers of hygienic and household paper products, including products used for food packaging and storage, we are regulated by the U.S. Food and Drug Administration. We believe that the products we intend to distribute are in compliance, in all material respects, with the laws and regulations administered by the U.S. Food and Drug Administration.

We believe that we are and will continue to be in compliance in all material respects with applicable statutes and the regulations passed in the United States. There are no current orders or directions relating to our company with respect to the foregoing laws and regulations.

ENVIRONMENTAL REGULATIONS

We do not believe that we are or will become subject to any environmental laws or regulations of the United States. While our intended products and business activities do not currently violate any laws, any regulatory changes that impose additional restrictions or requirements on us or on our products or potential customers could adversely affect us by increasing our operating costs or decreasing demand for our products or services, which could have a material adverse effect on our results of operations.

EMPLOYEES

Currently, we do not have any employees. Additionally, we have not entered into any consulting or employment agreements with any director of our Company or with our chief executive officer, secretary, chief financial officer and treasurer , Bruce Harmon. Our directors, executive officer and certain contracted individuals play an important role in our business. We do not expect any material changes in the number of employees over the next 12 month period. We do and will intend to outsource contract employment as needed until such time as we require and our able to sustain the employment of dedicated employees.

SUBSIDIARIES

After the transaction described within this filing, we have one wholly-owned subsidiary, Green Hygienics.

                                  RISK FACTORS

You should carefully consider the risks described below together with all of the other information included in this report before making an investment decision with regard to our securities. The statements contained in or incorporated into this offering that are not historic facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in or implied by forward-looking statements. If any of the following risks actually occurs, our business, financial condition or results of operations could be harmed. In that case, the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATED TO OUR OVERALL BUSINESS OPERATIONS

WE HAVE A LIMITED OPERATING HISTORY AND EXPECT TO INCUR SIGNIFICANT LOSSES.

We have yet to establish any history of profitable operations. We have only nominal assets, and have not generated any revenues since our inception. Given the early stage of our business development we are unable to determine whether our revenues will be sufficient to sustain our operations for the foreseeable future, and we expect to incur significant losses in establishing our operations. Our profitability will require the successful exploitation of our distribution rights. We may not be able to successfully exploit our distribution rights or ever become profitable.

THERE IS DOUBT ABOUT OUR ABILITY TO CONTINUE AS A GOING CONCERN DUE TO OUR LACK OF OPERATIONS AND INSUFFICIENT CASH RESOURCES YO MEET OUR BUSINESS OBJECTIVES, ALL OF WHICH MEANS THAT WE MAY NOT BE ABLE TO CONTINUE OPERATIONS.

Our independent auditors have added an explanatory paragraph to their audit opinion issued in connection with the financial statements dated August 1, with respect to their doubt about our ability to continue as a going concern. As discussed in Note 1 to our financial statements for August 1, 2012, discussed in the footnotes to the financial statements, we have not generated revenue and have not established operations which raise substantial doubt about its ability to continue as a going concern.

WE MAY NOT BE ABLE TO SECURE ADDITIONAL FINANCING TO MEET OUR FUTURE CAPITAL NEEDS.

We anticipate needing significant capital to conduct establish our operations, distribution network and customer base. We may use capital more rapidly than anticipated and incur higher operating expenses than expected, and will be depend on external financing to satisfy our operating and capital needs. Any sustained weakness in the general economic conditions and/or financial markets in the United States or globally could adversely affect our ability to raise capital on favorable terms or at all. We may also rely in the future, on access to financial markets as a source of liquidity to satisfy working capital requirements and for general corporate purposes. We may be unable to secure debt or equity financing on terms acceptable to us, or at all, at the time when we need such funding. If we do raise funds by issuing additional equity or convertible debt securities, the ownership percentages of existing stockholders would be reduced, and the securities that we issue may have rights, preferences or privileges senior to those of the holders of our common stock or may be issued at a discount to the market price of our common stock which would result in dilution to our existing stockholders. If we raise additional funds by issuing debt, we may be subject to debt covenants, which could place limitations on our operations including our ability to declare and pay dividends. Our inability to raise additional funds on a timely basis would make it difficult for us to achieve our business objectives and would have a negative impact on our business, financial condition and results of operations.

OUR BUSINESS AND OPERATING RESULTS COULD BE HARMED IF WE FAIL TO MANAGE OUR GROWTH OR CHANGE.

Our business may experience periods of rapid change and/or growth that could place significant demands on our personnel and financial resources. To manage possible growth and change, we must locate and retain skilled sales people, marketers, management, and other personnel, and solicit and obtain adequate funds in a timely manner. If we fail to effectively manage our human or financial resources during the growth of our business, our business may fail which would cause you to lose your investment.

WE MAY NOT HAVE ACCESS TO THE PRODUCT SUPPLY NECESSARY TO SUPPORT OUR BUSINESS, WHICH COULD CAUSE DELAYS OR SUSPENSION OF OUR OPERATIONS.

Competitive demands for supply of products could result in the disruption of planned sales and distribution activities. Because we will rely on third party manufacturers to produce the products that we intend to sell, we may experience difficulty in securing a reliable supply of quality products at a competitive price. Although we believe that we have secured a suitable supplier of quality products at a competitive price, if our product supply is compromised for any reason, we may have to suspend some or all of our operations, which could significantly harm our business.

WE DEPEND ON THE PRODUCTS OF AMERICAN HYGIENICS CORPORATION.

The Company has a Licensing Agreement with AHC and the stability of AHC, along with its ability to continue to supply its products to the Company at a price that will afford the Company to meet its goals and objectives is imperative to the stability and viability of the Company.

ATTRACTION AND RETENTION OF QUALIFIED PERSONNEL IS NECESSARY TO IMPLEMENT AND CONDUCT OUR SALES AND MARKETING EFFORTS.

Our future success will depend largely upon the continued services of our Board members, executive officers, sales personnel, and other key personnel. Our success will also depend on our ability to continue to attract and retain qualified personnel with sales, marketing and distribution experience. Key personnel represent a significant asset for us, and the competition for qualified personnel is intense in the paper product industry.

We may have particular difficulty attracting and retaining key personnel in regards to the sales and marketing aspect of the Company. We do not have key-person life insurance coverage on any of our personnel. The loss of one or more of our key people or our inability to attract, retain and motivate other qualified personnel could negatively impact our ability to develop or to sustain our operations.

WE ARE EXPOSED TO RISKS ASSOCIATED WITH THE ONGOING FINANCIAL CRISIS AND WEAKENING GLOBAL ECONOMY, WHICH INCREASE THE UNCERTAINTY OF CONSUMERS PURCHASING PRODUCTS.

The recent severe tightening of the credit markets, turmoil in the financial markets, and weakening global economy are contributing to a decrease in consumer confidence. If these economic conditions are prolonged or deteriorate further, the market for our products will decrease accordingly.

RISKS ASSOCIATED WITH OUR INDUSTRY

WE FACE SIGNIFICANT COMPETITION IN THE HYGIENIC AND HOUSEHOLD PAPER PRODUCT INDUSTRY.

We intend to compete with other manufacturers and distributors of hygienic and household paper products, including products made of traditional wood-pulp based paper, bamboo-pulp based paper, or other recycled or novel paper materials. We will also compete with traditional manufactures of non-paper based diapers, female sanitary pads, disposable plates and cups, and produce platters. Many of the companies with whom we intend to compete have greater financial resources, production capabilities, and distribution capacity than we do. These competitors may be able to benefit from greater economies of scale than our Company. In addition, they may be able to afford more expertise in design and manufacturing of their products. This competition could result in competitors having products of greater quality and interest to prospective customers and investors, which could adversely impact on our ability to develop or sustain our operations.

EXISTING REGULATIONS, AND CHANGES TO SUCH REGULATIONS, MAY PRESENT TECHNICAL, REGULATORY AND ECONOMIC BARRIERS TO THE USE OF OUR PRODUCTS, WHICH MAY SIGNIFICANTLY REDUCE DEMAND FOR OUR PRODUCTS.

Our products are subject to various regulatory and economic barriers which could have an adverse effect on the Company.

OUR BUSINESS DEPENDS ON THE PRODUCTS OF OUR SUPPLIER, AMERICAN HYGIENICS CORPORATION.

AHC is considered to be a stable company with many years of experience in the industry. Its stability, or lack thereof, could create various issues related to our products. Other suppliers are viable alternatives but, without the special products of AHC, the product line that the Company offers could be adversely affected.

OUR COMPANY IS PROJECTED TO EXPERIENCE  RAPID GROWTH IN  OPERATIONS,  WHICH WILL
PLACE  SIGNIFICANT   DEMANDS  ON  ITS  MANAGEMENT,   OPERATIONAL  AND  FINANCIAL
INFRASTRUCTURE.

If the Company does not effectively manage its growth, the quality of its products could suffer, which could negatively affect the Company's brand and operating results. To effectively manage this growth, the Company will need to continue to improve its operational, financial and management controls and its reporting systems and procedures. Failure to implement these improvements could hurt the Company's ability to manage its growth and financial position.

THE COMPANY TREATS ITS PROPRIETARY INFORMATION AS CONFIDENTIAL AND RELIES ON INTERNAL NONDISCLOSURE SAFEGUARDS AND ON LAWS PROTECTING TRADE SECRETS, ALL TO PROTECT ITS PROPRIETARY INFORMATION.

There can be no assurance that these measures will adequately protect the confidentiality of the Company's proprietary information or that others will not independently develop products or technology that are equivalent or superior to those of the Company. The Company's patents, trademarks, trade secrets, copyrights and/or other intellectual property rights are important assets to the Company. Various events outside of the Company's control pose a threat to its intellectual property rights as well as to the Company's products and services. Although the Company seeks to obtain patent protection for its systems, it is possible that the Company may not be able to protect some of these innovations. There is always the possibility, despite the Company's efforts, that the scope of the protection gained will be insufficient or that an issued patent may be deemed invalid or unenforceable.

RISKS RELATED TO THE MARKET FOR OUR STOCK

THE  MARKET  PRICE OF OUR  COMMON  STOCK CAN  BECOME  VOLATILE,  LEADING  TO THE
POSSIBILITY OF ITS VALUE BEING DEPRESSED AT A TIME WHEN YOU MAY WANT TO SELL YOUR HOLDINGS.

The market price of our common stock can become volatile. Numerous factors, many of which are beyond our control, may cause the market price of our common stock to fluctuate significantly. These factors include: our earnings releases, actual or anticipated changes in our earnings, fluctuations in our operating results or our failure to meet the expectations of financial market analysts and investors; changes in financial estimates by us or by any securities analysts who might cover our stock; speculation about our business in the press or the investment community; significant developments relating to our relationships with our customers or suppliers; stock market price and volume fluctuations of other publicly traded companies and, in particular, those that are in our industry; customer demand for our products; investor perceptions of our industry in general and our Company in particular; the operating and stock performance of comparable companies; general economic conditions and trends; announcements by us or our competitors of new products, significant acquisitions, strategic partnerships or divestitures; changes in accounting standards, policies, guidance, interpretation or principles; loss of external funding sources; sales of our common stock, including sales by our directors, officers or significant stockholders; and additions or departures of key personnel. Securities class action litigation is often instituted against companies following periods of volatility in their stock price. Should this type of litigation be instituted against us, it could result in substantial costs to us and divert our management's attention and resources.

Moreover, securities markets may from time to time experience significant price and volume fluctuations for reasons unrelated to the operating performance of particular companies. These market fluctuations may adversely affect the price of our common stock and other interests in our Company at a time when you want to sell your interest in us. We do not intend to pay dividends on shares of our common stock for the foreseeable future.

WE HAVE NEVER DECLARED OR PAID ANY CASH DIVIDENDS ON SHARES OF OUR COMMON STOCK.

We intend to retain any future earnings to fund the operation and expansion of our business and, therefore, we do not anticipate paying cash dividends on shares of our common stock in the foreseeable future.

WE MAY BE SUBJECT TO PENNY STOCK REGULATIONS AND RESTRICTIONS AND YOU MAY HAVE DIFFICULTY SELLING SHARES OF OUR COMMON STOCK.

The SEC has adopted regulations which generally define so-called "penny stocks" to be an equity security that has a market price less than $5.00 per share or an exercise price of less than $5.00 per share, subject to certain exemptions. If our common stock becomes a "penny stock," we may become subject to Rule 15g-9 under the Exchange Act, or the Penny Stock Rule. This rule imposes additional sales practice requirements on broker-dealers that sell such securities to persons other than established customers and "accredited investors" (generally, individuals with a net worth in excess of $1,000,000 or annual incomes exceeding $200,000, or $300,000 together with their spouses). For transactions covered by the Penny Stock Rule, a broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to sale. As a result, this rule may affect the ability of broker-dealers to sell our securities and may affect the ability of purchasers to sell any of our securities in the secondary market.

For any transaction involving a penny stock, unless exempt, the rules require delivery, prior to any transaction in a penny stock, of a disclosure schedule prepared by the SEC relating to the penny stock market. Disclosure is also required to be made about sales commissions payable to both the broker-dealer and the registered representative and current quotations for the securities. Finally, monthly statements are required to be sent disclosing recent price information for the penny stock held in the account and information on the limited market in penny stock.

There can be no assurance that our common stock will qualify for exemption from the Penny Stock Rule. In any event, even if our common stock were exempt from the Penny Stock Rule, we would remain subject to Section 15(b)(6) of the Exchange Act, which gives the SEC the authority to restrict any person from participating in a distribution of penny stock, if the SEC finds that such a restriction would be in the public interest.

WE ARE NOT LIKELY TO PAY CASH DIVIDENDS IN THE FORESEEABLE FUTURE.

We intend to retain any future earnings for use in the operation and expansion of our business. We do not expect to pay any cash dividends in the foreseeable future but will review this policy as circumstances dictate. Should we decide in the future to do so, as a holding company, our ability to pay dividends and meet other obligations depends upon the receipt of dividends or other payments from our operating subsidiaries. In addition, our operating subsidiaries, from time to time, may be subject to restrictions on their ability to make distributions to us, including restrictions on the conversion of local currency into U.S. dollars or other hard currency and other regulatory restrictions.

OUR COMMON STOCK IS ILLIQUID AND SUBJECT TO PRICE VOLATILITY UNRELATED TO OUR OPERATIONS.

If a market for our common stock does develop, its market price could fluctuate substantially due to a variety of factors, including market perception of our ability to achieve our planned growth, quarterly operating results of other companies in the same industry, trading volume in our common stock, changes in general conditions in the economy and the financial markets or other developments affecting us or our competitors. In addition, the stock market itself is subject to extreme price and volume fluctuations. This volatility has had a significant effect on the market price of securities issued by many companies for reasons unrelated to their operating performance and could have the same effect on our common stock.

A LARGE NUMBER OF SHARES MAY BE ELIGIBLE FOR FUTURE SALE AND MAY DEPRESS OUR STOCK PRICE.

We may be required, under terms of future financing arrangements, to offer a large number of common shares to the public, or to register for sale by future private investors a large number of shares sold in private sales to them.

Sales of substantial amounts of common stock, or a perception that such sales could occur, and the existence of options or warrants to purchase shares of common stock at prices that may be below the then-current market price of our common stock, could adversely affect the market price of our common stock and could impair our ability to raise capital through the sale of our equity securities, either of which would decrease the value of any earlier investment in our common stock.

IF WE FAIL TO ESTABLISH AND MAINTAIN AN EFFECTIVE SYSTEM OF INTERNAL CONTROL, WE MAY NOT BE ABLE TO REPORT OUR FINANCIAL RESULTS ACCURATELY OR TO PREVENT FRAUD. ANY INABILITY TO REPORT AND FILE OUR FINANCIAL RESULTS ACCURATELY AND TIMELY COULD HARM OUR REPUTATION AND ADVERSELY IMPACT THE TRADING PRICE OF OUR COMMON STOCK.

It may be time consuming, difficult and costly for us to develop and implement the internal controls and reporting procedures required by the Sarbanes-Oxley Act. We may need to hire additional financial reporting, internal controls and other finance personnel in order to develop and implement appropriate internal controls and reporting procedures. Effective internal control is necessary for us to provide reliable financial reports and prevent fraud. If we cannot provide reliable financial reports or prevent fraud, we may not be able to manage our business as effectively as we would if an effective control environment existed, and our business and reputation with investors may be harmed. In addition, if we are unable to comply with the internal controls requirements of the Sarbanes-Oxley Act, then we may not be able to obtain the independent accountant certifications required by such act, which may preclude us from keeping our filings with the SEC current and may adversely affect any market for, and the liquidity of, our common stock.

PUBLIC COMPANY COMPLIANCE MAY MAKE IT MORE DIFFICULT FOR US TO ATTRACT AND RETAIN OFFICERS AND DIRECTORS.

The Sarbanes-Oxley Act and new rules subsequently implemented by the SEC have required changes in corporate governance practices of public companies. As a public company, we expect these new rules and regulations to increase our compliance costs and to make certain activities more time consuming and costly. As a public company, we also expect that these new rules and regulations may make it more difficult and expensive for us to obtain director and officer liability insurance in the future and we may be required to accept reduced policy limits and coverage or incur substantially higher costs to obtain the same or similar coverage. As a result, it may be more difficult for us to attract and retain qualified persons to serve on our board of directors or as executive officers.

OUR STOCK PRICE MAY BE VOLATILE.
The market price of our common stock is likely to be highly volatile and could fluctuate widely in price in response to various factors, many of which are beyond our control, including the following:

     *    changes in our industry;
     *    competitive pricing pressures;
     *    Our ability to obtain working capital financing;
     *    additions or departures of key personnel;
     * limited "public float" in the hands of a small number of persons whose sales or lack of sales could result in positive or negative pricing pressure on the market price for our common stock;
     *    sales of our common stock;
     *    our ability to execute our business plan;
     *    operating results that fall below expectations;
     *    loss of any strategic relationship;
     *    regulatory developments;
     *    economic and other external factors; and
     *    period-to-period fluctuations in our financial results.

In addition, the securities markets have from time to time experienced significant price and volume fluctuations that are unrelated to the operating performance of particular companies. These market fluctuations may also materially and adversely affect the market price of our common stock.

OFFERS OR AVAILABILITY FOR SALE OF A SUBSTANTIAL NUMBER OF SHARES OF OUR COMMON STOCK MAY CAUSE THE PRICE OF OUR COMMON STOCK TO DECLINE.

If our stockholders sell substantial amounts of our common stock in the public market, or upon the expiration of any statutory holding period under Rule 144, or issued upon the exercise of outstanding options or warrants, it could create a circumstance commonly referred to as an "overhang" and in anticipation of which the market price of our common stock could fall. The existence of an overhang, whether or not sales have occurred or are occurring, also could make more difficult our ability to raise additional financing through the sale of equity or equity-related securities in the future at a time and price that we deem reasonable or appropriate.

BRUCE HARMON, OUR CHIEF EXECUTIVE OFFICER, CHIEF FINANCIAL OFFICER AND DIRECTORS, BENEFICIALLY OWNS A SUBSTANTIAL PORTION OF OUR OUTSTANDING COMMON STOCK, WHICH ENABLES HIM TO INFLUENCE MANY SIGNIFICANT CORPORATE ACTIONS AND IN CERTAIN CIRCUMSTANCES MAY PREVENT A CHANGE IN CONTROL THAT WOULD OTHERWISE BE BENEFICIAL TO OUR STOCKHOLDERS.

Bruce Harmon beneficially owns approximately 70.71% of our outstanding shares of common stock. As such, he has a substantial impact on matters requiring the vote of the stockholders, including the election of our directors and most of our corporate actions. This control could delay, defer, or prevent others from initiating a potential merger, takeover or other change in our control, even if these actions would benefit our stockholders and us. This control could adversely affect the voting and other rights of our other stockholders and could depress the market price of our common stock.

DESCRIPTION OF PROPERTY

We maintain our executive offices at 1222 SE 47th Street, Cape Coral, Florida 33904. Our telephone number is (239) 829-4372. The office totals approximately 100 square feet in area and is leased at a cost of approximately $100 per month on a month-to-month term. The space is suitable for our current administrative needs, although we anticipate that we will require additional space in order to support the planned expansion of our workforce in sales, marketing and administration.

FINANCIAL INFORMATION

MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following discussion should be read in conjunction with the financial statements including the notes thereto, appearing elsewhere in this report. The discussion of results, causes and trends should not be construed to imply any conclusion that these results or trends will necessarily continue into the future. All references to currency in this "Management's Discussion and Analysis of Financial Condition and Results of Operations" section are to U.S. dollars, unless otherwise noted.

FORWARD-LOOKING STATEMENTS

Statements in this Current Report on Form 8-K and other written reports made from time to time by us that are not historical facts constitute so-called "forward-looking statements," all of which are subject to risks and uncertainties. Forward-looking statements can be identified by the use of words such as "expects," "plans," "will," "forecasts," "projects," "intends," "estimates," and other words of similar meaning. Forward-looking statements are likely to address our growth strategy, financial results and product and development programs, among other things. One must carefully consider any such statement and should understand that many factors could cause actual results to differ from our forward-looking statements. Such risks and uncertainties include but are not limited to those outlined in the section entitled "Risk Factors" and other risks detailed from time to time in our filings with the SEC or otherwise. These factors may include inaccurate assumptions and a broad variety of other risks and uncertainties, including some that are known and some that are not. No forward-looking statement can be guaranteed and actual future results may vary materially.

Information regarding market and industry statistics contained in this Report is included based on information available to us that we believe is accurate. It is generally based on industry and other publications that are not produced for purposes of securities offerings or economic analysis. We have not reviewed or included data from all sources, and cannot assure investors of the accuracy or completeness of the data included in this Report. Forecasts and other forward-looking information obtained from these sources are subject to the same qualifications and the additional uncertainties accompanying any estimates of future market size, revenue and market acceptance of products and services. We do not assume any obligation to update any forward-looking statement. As a result, investors should not place undue reliance on these forward-looking statements.

RESULTS OF OPERATIONS, LIQUIDITY AND CAPITAL RESOURCES AS AT AUGUST 1, 2012 (DATE OF INCEPTION)

RESULTS OF OPERATIONS

AS AT AUGUST 1, 2012 (DATE OF INCEPTION)

As at August 1, 2012 (date of inception) we had not started our proposed business operations and had incurred no losses. To the extent that we are able, subject to our ability to secure additional financing, and if market conditions allow, we expect to begin operations by October 2012.

As at August 1, 2012 (date of inception), we had sold 50,000 shares of common stock to our sole officer for $50.

We had not earned any revenues as at August 1, 2012 (date of inception) and have not subsequently earned any revenues.

RESULTS OF OPERATIONS AS AT AUGUST 1, 2012 (DATE OF INCEPTION)

AUGUST 1, 2012 (DATE OF INCEPTION)

We had incurred no losses or expenses as at August 1, 2012 (date of inception), and had generated no revenues.

LIQUIDITY AND CAPITAL RESOURCES AS AT AUGUST 1, 2012 (DATE OF INCEPTION)

As at August 1, 2012 (date of inception), we had assets of $50 consisting of cash, no liabilities, working capital of $50, and stockholder's equity of $50.

..CASH FLOWS FROM OPERATING ACTIVITIES

We had not used or generated any cash flow from operating activities as at August 1, 2012 (date of inception).

CASH FLOWS FROM FINANCING ACTIVITIES

As at August 1, 2012 our operations had been nominal and funded primarily from advances from our sole officer. Going forward, we intend to finance our business with advances from our officers and directors, or by the issuance of equity and debt instruments. As at August 1, 2012, we had used no cash in financing activities and generated $50 net cash from financing activities.

PLAN OF OPERATION AND FUNDING

We expect that working capital requirements will continue to be funded through a combination of our existing funds and further issuances of securities. Our working capital requirements are expected to increase in line with the growth of our business.

We estimate that our expenses over the next 12 months (beginning August 2012) will be approximately $330,000 as described in the table below. These estimates may change significantly depending on the nature of our future business activities and our ability to raise capital from shareholders or other sources.

                                              Estimated           Estimated
       Description                         Completion Date         Expenses
       -----------                         ---------------         --------

Legal and accounting fees                     12 months           $ 50,000
Marketing and advertising                     12 months             50,000
Investor relations and capital raising        12 months             10,000
Travel expenses                               12 months             60,000
Salaries and consulting fees                  12 months            120,000
General and administrative expenses           12 months             40,000
                                                                  --------
TOTAL                                                             $330,000
                                                                  ========

We have no lines of credit or other bank financing arrangements. We do have purchase order financing and accounts receivable factoring in place. Generally, we intend to finance operations through the proceeds of the private placement of equity and debt instruments, although, as of the date of this report, we have no definitive arrangements in place to secure such financing. We will need to raise additional capital to meet our short-term operating requirements and must generate revenues to meet our long-term operating requirements. Additional issuances of equity or convertible debt securities will result in dilution to our current shareholders. Further, such securities might have rights, preferences or privileges senior to our common stock. Additional financing may not be available upon acceptable terms, or at all. If adequate funds are not available or are not available on acceptable terms, we may not be able to take advantage of prospective new business endeavors or opportunities, which could significantly and materially restrict our business operations. We currently do not have a specific plan of how we will obtain such funding; however, we anticipate that additional funding will be in the form of equity financing from the sale of our common stock. We will seek to obtain short-term loans from our directors, although no future arrangement for additional loans has been made. We do not have any agreements with our directors concerning these loans. We do not have any arrangements in place for any future equity financing.

OFF-BALANCE SHEET ARRANGEMENTS

We have no significant off-balance sheet arrangements that have or are reasonably likely to have a current or future effect on our financial condition, changes in our financial condition, revenues or expenses, results of operations, liquidity, capital expenditures or capital resources that are material to our stockholders.

INFLATION

The effect of inflation on our revenues and operating results has not been significant.

CRITICAL ACCOUNTING POLICIES

Our financial statements are affected by the accounting policies used and the estimates and assumptions made by management during their preparation. A complete listing of these policies is included in Note 1 of the notes to our financial statements dated August 1, 2012. We have identified below the accounting policies that are of particular importance in the presentation of our financial position, results of operations and cash flows, and which require the application of significant judgment by management.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of our financial instruments, including cash and loans the carrying amounts approximate fair value due to their short maturities.

We adopted  accounting  guidance  for  financial  and  non-financial  assets and liabilities. The adoption did not have a material impact on our results of operations, financial position or liquidity. This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures. This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements. This guidance does not apply to measurements related to share-based payments. This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

REVENUE RECOGNITION AND COST OF GOODS SOLD

The Company recognizes revenue on our products in accordance with ASC 605-10, "Revenue Recognition in Financial Statements." Under these guidelines, revenue is recognized on sales transactions when all of the following exist: persuasive evidence of an arrangement did exist, delivery of product has occurred, the sales price to the buyer is fixed or determinable and collectability is reasonably assured. The Company's sales are either FOB shipping point or FOB destination, dependent on the customer. Revenues are therefore recognized at point of ownership transfer, accordingly. The Company has several revenue streams as follows:

     *    Sale of merchandise to a retail establishment.
     *    Sale of merchandise to a wholesaler.
     * Licensing revenues which are recognized when reports are received from licensees.

The Company follows the guidance of ASC 605-50-25, "Revenue Recognition, Customer Payments" Accordingly, any incentives received from vendors are recognized as a reduction of the cost of products included in inventories. Promotional products or samples given to customers or potential customers are recognized as a cost of goods sold. Cash incentives provided to our customers are recognized as a reduction of the related sale price, and, therefore, are a reduction in sales.

FINANCIAL STATEMENTS

The audited financial statements of Green Hygienics Inc. dated August 1, 2012 follow beginning on page F-1 of this Current Report.

DRAKE & KLEIN CPAS
A PCAOB REGISTERED ACCOUNTING FIRM


             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and
Stockholders of Green Hygienics, Inc.

We have audited the accompanying initial balance sheet of Green Hygienics, Inc. as of August 1, 2012 (date of inception) and the accompanying statement of stockholder's equity as of August 1, 2012. The management of Green Hygienics, Inc. is responsible for these financial statements. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statement referred to above present fairly, in all material respects, the financial position of Green Hygienics, Inc. as of August 1, 2012 in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in the footnotes to the financial statements, the Company has not generated revenue and has not established operations which raise substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in the notes. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


/s/ Drake & Klein CPAs
--------------------------------
Drake & Klein CPAs
Clearwater, Florida
August 28, 2012


PO Box 2493 2451 McMullen Booth Rd.
Dunedin, FL  34697-2493                                                Suite 210
727-512-2743                                          Clearwater, FL  33759-1362

                              GREEN HYGIENICS, INC.
                                 Balance Sheets
                                    August 1,

                                                                         2012
                                                                       --------
                                     ASSETS

Current assets:
  Cash                                                                 $     50
                                                                       --------
      Total current assets                                                   50
                                                                       --------

Total assets                                                           $     50
                                                                       ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Total liabilities                                                      $     --

Stockholders' equity:
  Common stock, $.001 par value, 100,000,000 shares authorized,
   50,000 shares issued and outstanding at August 1, 2012                    50
  Retained earnings                                                          --
                                                                       --------
      Total stockholders' equity                                             50
                                                                       --------

Total liabilities and stockholders' equity                             $     50
                                                                       ========


                 See accompanying notes to financial statements.

                              Green Hygienics, Inc.
                      Statement of Shareholders' Deficiency
                                 August 1, 2012

                                          Common Stock        Additional
                                       ------------------       Paid In    Accumulated
                                       Shares      Amount       Capital      Deficit       Total
                                       ------      ------       -------      -------       -----
Balance at August 1, 2012                   --    $     --     $     --     $     --      $     --

Sale of common stock                    50,000          50           --           --            50

Net income (loss) for the period
 ended August 20, 2012                      --          --           --           --            --
                                      --------    --------     --------     --------      --------

Balance at August 20, 2012              50,000    $     50     $     --     $     --      $     50
                                      ========    ========     ========     ========      ========


               See accompanying notes to the financial statements.

                              Green Hygienics, Inc.
                          Notes to Financial Statements
                                 August 1, 2012


NOTE 1 - NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Green Hygienics, Inc. (the "Company," "we," "us," "our" or "Green Hygienics") is a Florida corporation formed on August 1, 2012. The Company is in the business of importing and distribution of bamboo-based hygienic products in North America through a licensing agreement with American Hygienics Corporation ("AHC"), a privately-owned corporation in the People's Republic of China. The Company entered into a contract on August 1, 2012 to license AHC's products holding Intellectual Passport on bamboo products which the Company will market to retail establishments worldwide with an emphasis in the United States and Canada.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

CASH AND CASH EQUIVALENTS

The Company considers all highly liquid investments with an original maturity of three months or less when purchased to be cash equivalents.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company measures its financial assets and liabilities in accordance with generally accepted accounting principles. For certain of our financial instruments, including cash and loans the carrying amounts approximate fair value due to their short maturities.

We adopted  accounting  guidance  for  financial  and  non-financial  assets and liabilities. The adoption did not have a material impact on our results of operations, financial position or liquidity. This standard defines fair value, provides guidance for measuring fair value and requires certain disclosures. This standard does not require any new fair value measurements, but rather applies to all other accounting pronouncements that require or permit fair value measurements. This guidance does not apply to measurements related to share-based payments. This guidance discusses valuation techniques, such as the market approach (comparable market prices), the income approach (present value of future income or cash flow), and the cost approach (cost to replace the service capacity of an asset or replacement cost). The guidance utilizes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The following is a brief description of those three levels:

Level 1: Observable inputs such as quoted prices (unadjusted) in active markets for identical assets or liabilities.

Level 2: Inputs other than quoted prices that are observable, either directly or indirectly. These include quoted prices for similar assets or liabilities in active markets and quoted prices for identical or similar assets or liabilities in markets that are not active.

Level 3: Unobservable inputs in which little or no market data exists, therefore developed using estimates and assumptions developed by us, which reflect those that a market participant would use.

                              Green Hygienics, Inc.
                          Notes to Financial Statements
                                 August 1, 2012


REVENUE RECOGNITION AND COST OF GOODS SOLD

The Company recognizes revenue on our products in accordance with ASC 605-10, "Revenue Recognition in Financial Statements." Under these guidelines, revenue is recognized on sales transactions when all of the following exist: persuasive evidence of an arrangement did exist, delivery of product has occurred, the sales price to the buyer is fixed or determinable and collectability is reasonably assured. The Company's sales are either FOB shipping point or FOB destination, dependent on the customer. Revenues are therefore recognized at point of ownership transfer, accordingly. The Company has several revenue streams as follows:

     *    Sale of merchandise to a retail establishment.
     *    Sale of merchandise from the Company's website directly to consumers.
     *    Sale of merchandise to a wholesaler.
     * Licensing revenues which are recognized when reports are received from licensees.

The Company follows the guidance of ASC 605-50-25, "Revenue Recognition, Customer Payments" Accordingly, any incentives received from vendors are recognized as a reduction of the cost of products included in inventories. Promotional products or samples given to customers or potential customers are recognized as a cost of goods sold. Cash incentives provided to our customers are recognized as a reduction of the related sale price, and, therefore, are a reduction in sales.

STOCK-BASED COMPENSATION

The Company accounts for stock-based instruments issued to employees in accordance with ASC Topic 718. ASC Topic 718 requires companies to recognize in the statement of operations the grant-date fair value of stock options and other equity based compensation issued to employees. The value of the portion of an employee award that is ultimately expected to vest is recognized as an expense over the requisite service periods using the straight-line attribution method. The Company accounts for non-employee share-based awards in accordance with the measurement and recognition criteria of ASC Topic 505-50, "Equity-Based Payments to Non-Employees." The Company estimates the fair value of each option at the grant date by using the Black-Scholes option-pricing model.

INCOME TAXES

The Company accounts for income taxes under the asset and liability method. Deferred income tax assets and liabilities are determined based on differences between the financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to be reversed.

The Company uses a two-step approach to recognizing and measuring uncertain tax positions. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not, that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount, which is more than 50% (fifty percent) likely of being realized upon ultimate settlement. The Company considers many factors when evaluating and estimating our tax positions and tax benefits, which may require periodic adjustments. At December 31, 2011 and 2010, respectively, the Company did not record any liabilities for uncertain tax positions.

The Company adopted the provisions of ASC 740-10, "Accounting for Uncertain Income Tax Positions." When tax returns are filed, it is highly certain that some positions taken would be sustained upon examination by the taxing authorities, while others are subject to uncertainty about the merits of the position taken or the amount of the position that would be ultimately sustained. In accordance with the guidance of ASC 740-10, the benefit of a tax position is recognized in the financial statements in the period during which, based on all available evidence, management believes it is more likely than not that the

                              Green Hygienics, Inc.
                          Notes to Financial Statements
                                 August 1, 2012


position will be sustained upon examination, including the resolution of appeals or litigation processes, if any. Tax positions taken are not offset or aggregated with other positions. Tax positions that meet the more-likely-than-not recognition threshold are measured as the largest amount of tax benefit that is more than 50 percent likely of being realized upon settlement with the applicable taxing authority. The portion of the benefits associated with tax positions taken that exceeds the amount measured as described above should be reflected as a liability for unrecognized tax benefits in the accompanying balance sheets along with any associated interest and penalties that would be payable to the taxing authorities upon examination. The Company believes its tax positions are all highly certain of being upheld upon examination. As such, the Company has not recorded a liability for unrecognized tax benefits.

The Company has not filed any federal or state income tax returns since its inception. As this is an opening balance audit, the 2012 tax year remains open for IRS audit. The Company has received no notice of audit or any notifications from the IRS for any of the open tax years or unfiled returns.

The Company adopted ASC 740-10, "Definition of Settlement in FASB Interpretation No. 48", ("ASC 740-10"), which was issued on May 2, 2007. ASC 740-10 amends FIN 48 to provide guidance on how an entity should determine whether a tax position is effectively settled for the purpose of recognizing previously unrecognized tax benefits. The term "effectively settled" replaces the term "ultimately settled" when used to describe recognition, and the terms "settlement" or "settled" replace the terms "ultimate settlement" or "ultimately settled" when used to describe measurement of a tax position under ASC 740-10. ASC 740-10 clarifies that a tax position can be effectively settled upon the completion of an examination by a taxing authority without being legally extinguished. For tax positions considered effectively settled, an entity would recognize the full amount of tax benefit, even if the tax position is not considered more likely than not to be sustained based solely on the basis of its technical merits and the statute of limitations remains open. The adoption of ASC 740-10 did not have an impact on the accompanying financial statements.

NET EARNINGS (LOSS) PER SHARE

In accordance with ASC 260-10, "Earnings Per Share", basic net earnings (loss) per common share is computed by dividing the net earnings (loss) for the period by the weighted average number of common shares outstanding during the period. Diluted earnings (loss) per share are computed using the weighted average number of common and dilutive common stock equivalent shares outstanding during the period. As of December 31, 2011, there are no dilutive securities.

SEGMENT INFORMATION

In accordance with the provisions of ASC 280-10, "Disclosures about Segments of an Enterprise and Related Information", the Company is required to report financial and descriptive information about its reportable operating segments. The Company does not have any operating segments as of December 31, 2011.

RECENT ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update (ASU) No. 2011-04, "Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs". ASU No. 2011-4 does not require additional fair value measurements and is not intended to establish valuation standards or affect valuation practices outside of financial reporting. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Company adopted ASU No. 2011-04 effective January 1, 2012 and it did not affect the Company's results of operations, financial condition or liquidity.

In June 2011, the FASB issued ASU No. 2011-05, "Presentation of Comprehensive Income". The ASU eliminates the option to present the components of other comprehensive income as part of the statement of changes in shareholders' equity, and instead requires consecutive presentation of the statement of net income and other comprehensive income either in a continuous statement of

                              Green Hygienics, Inc.
                          Notes to Financial Statements
                                 August 1, 2012


comprehensive income or in two separate but consecutive statements. ASU No. 2011-5 is effective for interim and annual periods beginning after December 15, 2011. The Company adopted ASU 2011-05 effective January 1, 2012 and it did not affect the Company's results of operations, financial condition or liquidity.

In September 2011, the FASB issued ASU 2011-08, "Testing Goodwill for Impairment", an update to existing guidance on the assessment of goodwill impairment. This update simplifies the assessment of goodwill for impairment by allowing companies to consider qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount before performing the two step impairment review process. It also amends the examples of events or circumstances that would be considered in a goodwill impairment evaluation. The amendments are effective for annual and interim goodwill impairment tests performed for fiscal years beginning after December 15, 2011. The Company adopted ASU 2011-08 effective January 1, 2012. We do not believe that the adoption of this new accounting guidance will have a significant effect on our goodwill impairment assessments in the future.

In December 2011, the Financial Accounting Standards Board ("FASB") issued Accounting Standards Update ("ASU") No. 2011-11, "Balance Sheet (Topic 210):
Disclosures about Offsetting Assets and Liabilities." This ASU requires an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU No. 2011-11 will be applied retrospectively and is effective for annual and interim reporting periods beginning on or after January 1, 2013. The Company does not expect adoption of this standard to have a material impact on its results of operations, financial condition, or liquidity.

Other recent accounting pronouncements issued by the FASB (including its Emerging Issues Task Force), the AICPA, and the Securities Exchange Commission (the "SEC") did not or are not believed by management to have a material impact on the Company's present or future financial statements.

NOTE 2 - GOING CONCERN

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As this is an opening balance audit, the Company has no activity as of August 1, 2012. These factors raise substantial doubt about the ability of the Company to continue as a going concern for a reasonable period of time. The Company's continuation as a going concern is dependent upon its ability to generate revenues and its ability to continue receiving investment capital and loans from a related party to sustain its current level of operations.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded asset amounts or the amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3 - COMMITMENTS AND CONTINGENCIES

LEGAL

From time to time, we may be involved in litigation relating to claims arising out of our operations in the normal course of business. As of August 1, 2012, there were no pending or threatened lawsuits that could reasonably be expected to have a material effect on the results of our operations, except as noted.

                              Green Hygienics, Inc.
                          Notes to Financial Statements
                                 August 1, 2012


COMMITMENTS

As of August 1, 2012, the Company has a month-to-month lease for office space for $100 per month.

On August 1, 2012, the Company entered into a Licensing Agreement with American Hygienics Corporation, a corporation domiciled in the People's Republic of China, to market its bamboo-based hygienic products, which has various required milestones over the term of the contract. The Company has not placed a value on the contract as of August 1, 2012.

NOTE 4 - RELATED PARTIES

As of August 1, 2012, there were no related party transactions.

NOTE 5 - STOCKHOLDERS' EQUITY

COMMON STOCK

On August 1, 2012, Bruce Harmon, the Company's CEO and founder, contracted to purchase 50,000 shares of common stock for $50, as reflected on the financial statements.

NOTE 6 - CONCENTRATIONS

CONCENTRATION OF CREDIT RISK

Financial instruments, which potentially subject the Company to a concentration of credit risk, consist principally of temporary cash investments.

The Company places its temporary cash investments with financial institutions insured by the FDIC. No amounts exceeded federally insured limits as of August 1, 2012. There have been no losses in these accounts through August 1, 2012.

NOTE 7 - SUBSEQUENT EVENTS

During August 2012, the Company has committed to marketing expenses to introduce the product at US tradeshows.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the ownership, as of September 26, 2012, of our common stock by each of our directors, by all of our executive officers and directors as a group and by each person known to us who is the beneficial owner of more than 5% of any class of our securities. As of September 26, 2012, there were 70,000,000 shares of our common stock issued and outstanding. All persons named have sole or shared voting and investment control with respect to the shares, except as otherwise noted. The number of shares described below includes shares which the beneficial owner described has the right to acquire within 60 days of the date of this Form 8-K. Except as otherwise indicated, the address of each of the stockholders listed below is 1222 SE 47th Street, Cape Coral, FL 33904.

                                               Amount of  Shares    Percent of
    Title                 Name of                Beneficially      Beneficially
  of Class            Beneficial Owner             Owned (1)        Owned (1)(2)
  --------            ----------------             ---------        ------------

Common Stock   Bruce Harmon (3)                   49,500,000          70.71%

Common Stock   Mordechay David (4)                   250,000           0.36%

Common Stock   Shamir Benita (4)                     250,000           0.36%

               All Officers and Directors
                as a Group (3 persons)            50,000,000          71.42%

               All 5%+ Shareholders as a Group           Nil              0%

----------
(1) Shares of common stock beneficially owned and the respective percentages of beneficial ownership of common stock assumes the exercise of all options, warrants, and other securities convertible into common stock beneficially owned by such person or entity currently exercisable or exercisable within 60 days of September 26, 2012. Shares issuable pursuant to the exercise of stock options and warrants exercisable within 60 days are deemed outstanding and held by the holder of such options or warrants for computing the percentage of outstanding common stock beneficially owned by such person, but are not deemed outstanding for computing the percentage of outstanding common stock beneficially owned by any other person.
(2) Based on 70,000,000 issued and outstanding shares of our common stock (includes the assumption of the exercise of all securities) as of September 26, 2012.
(3) Bruce Harmon is our President, Chief Executive Officer, Chief Financial Officer, Principal Accounting Officer, Secretary, Treasurer and director.
(4)  Director.

CHANGES IN CONTROL

As of September 26, 2012 we had no arrangements, the operation of which could, at a subsequent date, result in a change of control of our company.

DIRECTORS AND EXECUTIVE OFFICERS

DIRECTORS AND OFFICERS

Our Articles state that our authorized number of directors shall be not less than one and shall be set by resolution of our Board of Directors. Our Board of Directors has fixed the number of directors at three, and we currently have three director.

Our current directors and sole officer are:

   Name               Age                       Position
   ----               ---                       --------

Bruce Harmon          54     President, Chief Executive Officer, Chief Financial
                             Officer, Principal Accounting Officer, Treasurer, and Director

Mordechai David       58     Director

Shamir Benita         31     Director

Our Directors will serve in that capacity until our next annual shareholder meeting or until their successors are elected and qualified. Officers hold their positions at the will of our Board of Directors. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs.

BIOGRAPHIES

BRUCE HARMON

Mr. Harmon has extensive experience with Fortune 500 and startup companies. From 2005 to 2008, he was the interim chief financial officer and director of Accelerated Building Concepts Corporation (ABCC.OB), a construction company located in Orlando, Florida, the interim chief financial officer and director of Alternative Construction Technologies, Inc. (ACCY.OB), a manufacturer located in Melbourne, Florida, and the interim chief financial officer and director of Organa Technologies Group, Inc. (OGTG.PK), a technology company located in Melbourne, Florida. From 2009 to 2011, he was the interim chief financial officer and director of Winwheel Bullion, Inc. (WWBU.OB), a public shell, located in Newport Beach, California. As a chief financial officer and director to these companies, he was responsible for the financial aspects of the companies and the respective SEC matters.

Currently, Mr. Harmon owns and operates Lakeport Business Services, Inc. and serves as a corporate consultant to various companies. Under Lakeport Business Services, Inc., he was appointed as chief financial officer in August 2009, as director in November 2009, and as chairman in December 2011 of eLayaway, Inc. (ELAY.OB), a company that allows customers to purchase products and services online through manageable monthly payments, as the chief financial officer and director of Omni Ventures, Inc. (OMVE.OB), a holding company specializing in the apparel industry, in December 2011 and August 2012, respectively, and as the chief financial officer of Immunovative, Inc. (IMUN.OB), a pharmaceutical company currently in clinical trials for the treatment of cancer, in September 2012.

He holds a B.S. degree in Accounting from Missouri State University.

We appointed Mr. Harmon as an officer and director of our company because of his experience and success with startup companies.

MR. MORDECHAY DAVID

Mr. David served as our President from July 1, 2008 until August 15, 2012 and as has served on our Board of Directors since July 1, 2008.

Since November 1988, Mr. David has been employed at the Binyamina Winery in Israel, where he has been responsible for identifying aromas and flavors in wines, for recommending treatments to improve wine quality and for achieving wine flavor profiles which meet marketing needs. At Binyamina, Mr. David has also been responsible for various aspects of the wine production and cellaring process, including management of grapes, juices and wines, chemical and ingredient additions, racks, transfers, clarification, blends, shipping and final preparation for bottling.

MR. SHAMIR BENITA

Mr. Benita served as our Treasurer, Secretary from June 1, 2008 until August 15, 2012, and has served on our Board of Directors since July 1, 2008.

Since July of 2005 Mr. Benita has been employed by the Micheal Project, a supplemental addition to the Israeli education system supported by the Israeli Ministry of Education and implemented in Junior High Schools and High Schools in the Jewish, Arab, Druze and Bedouin educational sectors. Mr. Benita has been responsible for managing the logistical aspects of the Micheal Project. In addition, since August of 2007, Mr. Benita has been a consultant to small businesses in the area of marketing and sales. Mr. Benita has consulted for fit2media.com which is website development and management company, Tamar Ziv, a clothing designer and well as Harbarzel 1, a restaurant in Tel-Aviv during this time.

We believe Mr. Benita's qualifications to sit on our board of directors include his years of experience as a consultant to small businesses such as ours in the area of marketing and sales, as well as his understanding of social networking websites gained while consulting for fit2media.com.

Our board of directors consists of Bruce Harmon, Mordechay David, and Shamir Benita. With the exception of the Share Exchange Agreement dated September 26, 2012 among our Company, Green Hygienics Inc., and Mr. Harmon, there have been no transactions between our company and any of our officers and directors since August 1, 2012 (date of inception) which would be required to be reported herein. There are no family relationships among our directors or executive officers.

EXECUTIVE COMPENSATION

We have not paid since our inception, nor do we owe, any compensation to our executive officers, Messrs. Harmon, David and Benita. There are no arrangements or employment agreements with our executive officers or directors pursuant to which they will be compensated now in the future for any services provided as an executive officer, and we do not anticipate entering into any such arrangements or agreements with them in the foreseeable future.

OPTION GRANTS

As of the date of this report we had not granted any options or stock appreciation rights to our named executive officers or directors.

COMPENSATION OF DIRECTORS

Our directors did not receive any compensation for their services as directors from our inception to the date of this report. We have no formal plan for compensating our directors for their services in the future in their capacity as directors, although such directors are expected in the future to receive options to purchase shares of our common stock as awarded by our Board of Directors or by any compensation committee that may be established.

PENSION, RETIREMENT OR SIMILAR BENEFIT PLANS

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board of Directors or a committee thereof.

OTHER DIRECTORSHIPS

Other than as disclosed above, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to section 12 of the Exchange Act or subject to the requirements of section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

BOARD OF DIRECTORS AND DIRECTOR NOMINEES

Since our Board of Directors does not include a majority of independent directors, the decisions of the Board regarding director nominees are made by persons who have an interest in the outcome of the determination. The Board will consider candidates for directors proposed by security holders, although no formal procedures for submitting candidates have been adopted. Unless otherwise determined, at any time not less than 90 days prior to the next annual Board meeting at which a slate of director nominees is adopted, the Board will accept written submissions from proposed nominees that include the name, address and telephone number of the proposed nominee; a brief statement of the nominee's qualifications to serve as a director; and a statement as to why the security holder submitting the proposed nominee believes that the nomination would be in the best interests of our security holders. If the proposed nominee is not the same person as the security holder submitting the name of the nominee, a letter from the nominee agreeing to the submission of his or her name for consideration should be provided at the time of submission. The letter should be accompanied by a resume supporting the nominee's qualifications to serve on the Board, as well as a list of references.

The Board identifies director nominees through a combination of referrals from different people, including management, existing Board members and security holders. Once a candidate has been identified, the Board reviews the individual's experience and background and may discuss the proposed nominee with the source of the recommendation. If the Board believes it to be appropriate, Board members may meet with the proposed nominee before making a final determination whether to include the proposed nominee as a member of the slate of director nominees submitted to security holders for election to the Board.

CONFLICTS OF INTEREST

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

In general,  officers  and  directors of a  corporation  are required to present
business   opportunities  to  the  corporation  if:

     *    the corporation could financially undertake the opportunity;
     *    the opportunity is within the corporation's line of business; and
     * it would be unfair to the corporation and its stockholders not to bring the opportunity to the attention of the corporation.

We have adopted a code of ethics that obligates our directors, officers and employees to disclose potential conflicts of interest and prohibits those persons from engaging in such transactions without our consent.

SIGNIFICANT EMPLOYEES

Other than as described above, we do not expect any other individuals to make a significant contribution to our business.

LEGAL PROCEEDINGS

To the best of our knowledge, none of our directors or executive officers has, during the past ten years:

     * been convicted in a criminal proceeding or been subject to a pending criminal proceeding (excluding traffic violations and other minor offences);
     * had any bankruptcy petition filed by or against the business or property of the person, or of any partnership, corporation or business association of which he was a general partner or executive officer, either at the time of the bankruptcy filing or within two years prior to that time;
     * been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or federal or state authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting, his involvement in any type of business, securities, futures, commodities, investment, banking, savings and loan, or insurance activities, or to be associated with persons engaged in any such activity;
     * been found by a court of competent jurisdiction in a civil action or by the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
     * been the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated (not including any settlement of a civil proceeding among private litigants), relating to an alleged violation of any federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
     * been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Except as set forth in our discussion below in "Certain Relationships and Related Transactions, and Director Independence - Transactions with Related Persons," none of our directors, director nominees or executive officers has been involved in any transactions with us or any of our directors, executive officers, affiliates or associates which are required to be disclosed pursuant to the rules and regulations of the SEC.

AUDIT COMMITTEE AND CHARTER

We do not currently have an audit committee and have not adopted an audit committee charter.

DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

The Company does not have directors' and officers' liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers.

COMPENSATION COMMITTEE

We do not currently have a compensation committee of the Board of Directors or a committee performing similar functions. The Board of Directors as a whole participates in the consideration of executive officer and director compensation.

BOARD COMMITTEES

We expect our board of directors, in the future, to appoint an audit committee, nominating committee and compensation committee, and to adopt charters relative to each such committee. We intend to appoint such persons to committees of the board of directors as are expected to be required to meet the corporate governance requirements imposed by a national securities exchange, although we are not required to comply with such requirements until we elect to seek a listing on a national securities exchange.

CODE OF ETHICS

We intend to adopt a code of ethics that applies to our officers, directors and employees, including our principal executive officer and principal accounting officer, but have not done so to date due to our relatively small size. We intend to adopt a written code of ethics in the near future.

FAMILY RELATIONSHIPS

There are no family relationships among our officers, directors, or persons nominated for such positions.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

On September 26, 2012 we entered into and closed a Share Exchange Agreement (the "Exchange Agreement") dated September 26, 2012 among Winecom, Green Hygienics, Inc., a Florida corporation, and Bruce Harmon, our sole officer, director and the sole shareholder of Green Hygienics. Pursuant to the Exchange Agreement we received 100% of the issued and outstanding securities of Green Hygienics in exchange for the issuance to Mr. Harmon of 49,500,000 shares of our common stock and the concurrent cancellation of 79,500,000 shares of our common stock held by Mordechai David and Shamir Benita, our former directors and officers. Upon closing of the Exchange Agreement we had 70,000,000 common shares issued and outstanding. There are no outstanding options, warrants, subscriptions, phantom shares, conversion rights, or other rights, agreements, or commitments obligating us to issue any additional shares of our common stock.

As of August 1, 2012 and during the subsequent period there have been no other transactions a or proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

DIRECTOR INDEPENDENCE

Our securities are quoted on the OTC Bulletin Board which does not have any director independence requirements. Once we engage further directors and officers, we plan to develop a definition of independence and scrutinize our Board of Directors with regard to this definition.

LEGAL PROCEEDINGS

We are not aware of any material pending legal proceedings to which we are a party or of which our property is the subject. We also know of no proceedings to which any of our directors, officers or affiliates, or any registered or beneficial holders of more than 5% of any class of our securities, or any associate of any such director, officer, affiliate or security holder are an adverse party or have a material interest adverse to us.

MARKET PRICE OF AND DIVIDENDS ON THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

Our common stock is not traded on any exchange. Our common stock is quoted on OTC Bulletin Board, under the trading symbol "WNCM". To date, there have been no trades of our common stock, and we cannot assure you that there will be a market in the future for our common stock.

OTC Bulletin Board securities are not listed and traded on the floor of an organized national or regional stock exchange. Instead, OTC Bulletin Board securities transactions are conducted through a telephone and computer network connecting dealers. OTC Bulletin Board issuers are traditionally smaller companies that do not meet the financial and other listing requirements of a national or regional stock exchange.

HOLDERS

As of the date of this report there were 13 holders of record of our common stock.

DIVIDENDS

To date, we have not paid dividends on shares of our common stock and we do not expect to declare or pay dividends on shares of our common stock in the foreseeable future. The payment of any dividends will depend upon our future earnings, if any, our financial condition, and other factors deemed relevant by our Board of Directors.

EQUITY COMPENSATION PLANS

As of the date of this report we did not have any equity compensation plans.

RECENT SALES OF UNREGISTERED SECURITIES

During the last three years, we completed the following sales of unregistered securities:

On September 26, 2012 we entered into and closed a Share Exchange Agreement (the "Exchange Agreement") dated September 26, 2012 among Winecom, Green Hygienics, Inc., a Florida corporation, and Bruce Harmon, our sole officer, director and the sole shareholder of Green Hygienics. Pursuant to the Exchange Agreement we received 100% of the issued and outstanding securities of Green Hygienics in exchange for the issuance to Mr. Harmon of 49,500,000 shares of our common stock and the concurrent cancellation of 79,500,000 shares of our common stock held by Mordechai David and Shamir Benita, our former directors and officers. The unregistered common shares issued to Mr. Harmon were issued in reliance on the exemptions from registration provided by Section 4(2) of the Securities Act of 1933 and upon Rule 506 of Regulation D of the Securities Act of 193.

We have not sold or issued any securities during the last three fiscal years without registration under the Securities Act of 1933, as amended (the "Securities Act"), in reliance on exemption(s) from such registration requirements.

Since our inception we have made no purchases of our equity securities.

DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

On August 15, 2012 our Board of Directors and the holders of a majority of our outstanding common stock approved the following amendments to our Article of Incorporation and capital structure:

     1. an amendment to our Articles of Incorporation to change our name from Winecom, Inc., to Green Innovations Ltd.;

     2.   an  amendment  to  our  Articles  of  Incorporation  to  increase  the authorized number of shares of our common stock from 100,000,000 shares to 150,000,000 shares, par value of $0.0001 per share; and

     3. a split of our current issued and outstanding common shares on the basis of 20 new common shares for 1 old common share.

We filed a Preliminary and a Definitive Information statement in respect of the amendments on August 17 and August 28, 2012, respectively, in accordance with Rule 14c and the provisions of Chapter 78 of the Nevada Revised Statutes. As at the date of this current report, the amendments remain subject to approval by the Nevada Secretary of State and by FINRA. All descriptions of our common stock contained in this report contemplate completion of the 20 new common shares for 1 old common share split of our common stock.

Our authorized capital stock consists of 150,000,000 (post 20 for 1 forward split) shares of common stock, $0.0001 par value.

COMMON STOCK

As of the date of this report we had 70,000,000 (post 20 for 1 forward split) shares of our common stock issued and outstanding.

Holders of our common stock have no preemptive rights to purchase additional shares of common stock or other subscription rights. Our common stock carries no conversion rights and is not subject to redemption or to any sinking fund provisions. All shares of our common stock are entitled to share equally in dividends from sources legally available, when, as and if declared by our Board of Directors, and upon our liquidation or dissolution, whether voluntary or involuntary, to share equally in our assets available for distribution to our security holders.

Our Board of Directors is authorized to issue additional shares of our common stock not to exceed the amount authorized by our Articles of Incorporation, on such terms and conditions and for such consideration as our Board may deem appropriate without further security holder action.

VOTING RIGHTS

Each holder of our common stock is entitled to one vote per share on all matters on which such stockholders are entitled to vote. Since the shares of our common stock do not have cumulative voting rights, the holders of more than 50% of the shares voting for the election of directors can elect all the directors if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any person to our Board of Directors.

DIVIDEND POLICY

Holders of our common stock are entitled to dividends if declared by our Board of Directors out of funds legally available for the payment of dividends. From our inception to September 26, 2012 we did not declare any dividends.

We do not intend to issue any cash dividends in the future. We intend to retain earnings, if any, to finance the development and expansion of our business. However, it is possible that our management may decide to declare a stock dividend in the future. Our future dividend policy will be subject to the discretion of our Board of Directors and will be contingent upon future earnings, if any, our financial condition, our capital requirements, general business conditions and other factors.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

Subject to the disclosure in Section 4.01 below, we have not had any changes in, or disagreements with, our accountants since our inception.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

The only statute, charter provision, bylaw, contract, or other arrangement under which any controlling person, director or officer of us is insured or indemnified in any manner against any liability which he may incur in his capacity as such, is as follows:

     *    Chapter 78 of the Nevada Revised Statutes (the "NRS").

NEVADA REVISED STATUTES

Section 78.138 of the NRS provides for immunity of directors from monetary liability, except in certain enumerated circumstances, as follows:

"Except as otherwise provided in NRS 35.230, 90.660, 91.250,  452.200,  452.270,
668.045 and 694A.030, or unless the Articles of Incorporation or an amendment thereto, in each case filed on or after October 1, 2003, provide for greater individual liability, a director or officer is not individually liable to the corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his capacity as a director or officer unless it is proven that:

     (a) his act or failure to act constituted a breach of his fiduciary duties as a director or officer; and

     (b) his breach of those duties involved intentional misconduct, fraud or a knowing violation of law."

Section 78.5702 of the NRS provides as follows:

     1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he:

          (a)  is not liable pursuant to NRS 78.138; or

          (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.

     2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he:

          (a)  is not liable pursuant to NRS 78.138; or

          (b) acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation.

To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subsections 1 and 2, or in defense of any claim, issue or matter therein, the corporation shall indemnify him against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent registered public accounting firm

     (i) On September 24, 2012, we formally informed Weinberg & Baer LLC of their dismissal as our independent registered public accounting firm.

     (ii) The reports of Weinberg & Baer LLC on our financial statements as of and for the fiscal years ended December 31, 2011 and December 31, 2010 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle except to indicate that there was substantial doubt about the Company ability to continue as a going concern.

     (iii)Our Board of Directors participated in and approved the decision to change independent registered public accounting firms.

     (iv) During the fiscal years ended December 31, 2010, December 21, 2011, and through each subsequent period, there have been no disagreements with Weinberg & Baer LLC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Weinberg & Baer LLC would have caused them to make reference thereto in connection with their report on the financial statements for such years.

     (v) We have requested that Weinberg & Baer LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of the letter provided by Weinberg & Baer LLC is filed as Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On September 24, 2012, we engaged Drake & Klein CPAs as our new independent registered public accounting firm. Drake & Klein CPAs completed the audit for the period as of August 1, 2012 for Green Hygienics Inc. During the two most recent fiscal years and each subsequent period, we had not consulted with Drake & Klein CPAs regarding any of the following:

     (i) The application of accounting principles to a specific transaction, either completed or proposed;

     (ii) The type of audit opinion that might be rendered on our consolidated financial statements, and none of the following was provided to us:
          (a) a written report, or (b) oral advice that Drake & Klein CPAs concluded was an important factor considered by us in reaching a decision as to accounting, auditing or financial reporting issue; or

     (iii)Any matter that was subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT

Reference is made to the disclosure set forth under Item 1.01, 2.01, and 3.02 of this Current Report on Form 8-K, which disclosure is incorporated into this item
5.01 by reference. In connection with our acquisition of Green Hygienics Inc. and the corresponding issuance of our common shares to Bruce Harmon, our director and sole officer, as of the date of this Current Report, Mr. Harmon owns 49,500,000 shares of our common stock, or 70.71% of our voting securities and our board of directors together owns approximately 71.42% of our issued and outstanding common shares.

ITEM 5.03 AMENDMENTS TO CERTIFICATE ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

Information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. Prior to the transaction described in Item 2.01 our fiscal year end was December 31, 2012. As a result of the accounting treatment described in Item 2.01 our financial information is reflected as of August 1, 2012.

ITEM 5.06 CHANGE IN SHELL COMPANY STATUS

As a result of the consummation of the Share Exchange  Transaction  described in
Item 1.01 of this Current Report on Form 8-K, we believe that we are no longer a "shell company," as that term is defined in Rule 405 under the Securities Act and Rule 12b-2 under the Exchange Act.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Businesses Acquired.

In accordance with Item 9.01(a), our audited financial statements for August 1, 2012 (date of inception) are incorporated into this Current Report starting on page F-1 of this Current Report.

(d) Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K:

Exhibit No.                        Description
-----------                        -----------

   3.1 Articles of Incorporation (incorporated by reference from our Registration Statement on Form S-1 filed on June 1, 2010)

   3.2 By-laws (incorporated by reference from our Registration Statement on Form S-1 filed on June 1, 2010)

   10.1 Share Exchange Agreement dated September 26, 2012 with Green Hygienics, Inc. and the Selling Shareholder of Green Hygienics, Inc. *

   10.2 License Agreement dated August 1, 2012 with American Hygienics Corporation *

   16.1       Letter from Weinberg & Baer LLC *

----------
* filed herewith

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINECOM INC.


/s/ Bruce Harmon
------------------------------------
Bruce Harmon
Chief Executive Officer and Director

Date: September 26, 2012


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